[Grant Thornton letterhead]




Accountants and Business Advisors



December 7, 2004


U.S. Securities and Exchange Commission
Office of the Chief Accountant
450 Fifth Street, NW
Washington, DC 20549



Re:  PhonelGlobalwide, Inc.
     File No. 333-05188-A

Dear Sir or Madam:

We have read item 4.01 of Form 8-K of PhonelGlobalwide, Inc. dated December 2, 2004 and agree with the statements concerning our Firm contained therein.


Very truly yours,



/s/ Grant Thornton LLP